                    WADDELL & REED ADVISORS
                    SMALL CAP
                    FUND,
                    INC.

                    ANNUAL
                    REPORT
                    -------------
                    June 30, 2000

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Small Cap Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Small Cap Fund, Inc. current prospectus.

MANAGERS' LETTER
JUNE 30, 2000
----------------------------------------------------------------


Dear Shareholder:

This report relates to the operation of the Waddell & Reed Advisors Small Cap Fund, Inc. for the fiscal year ended June 30, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance since its inception in October 1999.

In a tumultuous time for the stock market overall, and technology stocks in particular, the Waddell & Reed Advisors Small Cap Fund has performed well since its inception nearly nine months ago. In fact, over this period, the Fund has outperformed its benchmark indices, including the Russell 2000 Growth Index and the Lipper Small-Cap Core Funds Universe Average, as indicated in the chart on the following page. These indices reflect the performance of the securities that generally represent the small-companies sector of the stock market and the universe of funds with similar investment objectives as the Fund, respectively.

The cumulative weight of six interest rate increases by the Federal Reserve during the past 12 months nearly reversed the strong fourth-quarter gains in the current leadership sectors of Internet, telecommunications, biotechnology and Initial Public Offerings. This reversal of fortune is reflected in the negative returns during the second quarter of -13.3 percent for the Nasdaq and -7.3 percent for the Russell 2000 Growth Index.

Moreover, these declines understate the true damage inflicted. The period with the highest rate of decline began in early March and stretched into late May of 2000. This year, from the March 10 peak to the May 23 trough, small-cap index declines measured nearly 40 percent. Thus far this year, only the months of February and June have shown positive returns; less than half of the stocks comprising the above indices are in positive territory and less than half of the sub sectors are in similar position.

Despite these market statistics, results for the Waddell & Reed Advisors Small Cap Fund declined 4.3 percent in the second quarter of 2000, outpacing the Russell 2000 Growth Index, which declined 7.32 percent during the quarter. Our aggressive technology holdings, plus our large cash holdings and our more "value-oriented" growth stocks -- including Primark and Shared Medical, which received buyout offers above market - combined to provide a positive return for the quarter. Thus we were able to retain our strong results of the prior six months.

Overall, for the first half of 2000, we benefited most from the profits taken in several individual holdings as they underwent near vertical price rises, including Rambus and Incyte.

Looking forward, we believe the pressure for further rate hikes is abating. We believe that this should allow for larger overall gains and more representative sector gains than experienced so far. We also feel that many of our holdings now are relatively, if not absolutely, inexpensive. Thank you for your continuing interest in the Fund and your ongoing confidence in our organization.

Sincerely,



Mark G. Seferovich
Grant P. Sarris
Managers, Waddell & Reed Advisors Small Cap Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
         Waddell & Reed Advisors Small Cap Fund, Inc., Class A Shares,
                       The Russell 2000 Growth Index and
                The Lipper Small-Cap Core Funds Universe Average
                        Waddell
                        & Reed                     Lipper
                        Advisors                Small-Cap
                        Small      Russell           Core
                        Cap           2000          Funds
                        Fund,       Growth       Universe
                        Class A      Index        Average
                      ---------  ---------     ----------
     10/04/99  Purchase   9,425        ---            ---
     10/31/99             9,576     10,000         10,000
     12/31/99            11,643     13,008         11,950
     03/31/00            13,665     14,212         13,369
     06/30/00            13,873     13,171         13,068

===== Waddell & Reed Advisors Small Cap Fund, Inc., Class A Shares* -- $13,873 +++++ Russell 2000 Growth Index -- $13,171
----  Lipper Small-Cap Core Fund Universe Average -- $13,068

 *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of November 1, 1999.

Waddell & Reed Advisors Small Cap Fund is a relatively new fund and a substantial portion of the Fund's returns during the period is attributable to investments in initial public offerings (IPO's). No assurance can be given that the Fund will continue to be able to invest in IPO's to the same extent as it increases in size and decreases its cash balances available for investment, or that future IPO's in which the Fund invests will have equally beneficial impact on performance.

                           Aggregate Total Return +
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Period Ended
   6/30/00++        38.73%     41.07%    45.27%    47.75%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10/4/99 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
WADDELL & REED ADVISORS SMALL CAP FUND, INC.

PORTFOLIO STRATEGY:
Common Stock in                GOAL:    To seek growth of
small capitalization                    capital.
companies.                 STRATEGY:    Invests primarily in
Maximum 10% Foreign                     common stocks of domestic
Securities                              and forgeign companies whose market
                                        capitalizations are within the range of
                                        capitalizations of companies included in the Lipper, Inc. Small Cap category
                                        ("small cap stocks").  The Fund will
                                        emphasize relatively new or unseasoned
                                        companies in their early stages of
                                        development or smaller companies
                                        positioned in new or emerging industries where there is opportunity for rapid growth.

                             FOUNDED:   1999

        SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (December)

PERFORMANCE SUMMARY - Class A Shares

            PER SHARE DATA
  For the Period Ended June 30, 2000
  ----------------------------------

  DIVIDEND PAID                  $0.03
                                 =====

  CAPITAL GAINS DISTRIBUTION     $0.003
                                ======

  NET ASSET VALUE ON
  06/30/00                      $14.68
  10/4/99*                       10.00
                                ------
  CHANGE PER SHARE              $ 4.68
                                ======

   *Commencement of operations.
    Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                         Aggregate Total Return
                                       ---------------------------
                                           With         Without
Period                                 Sales Load*    Sales Load**
------                                 -----------    ------------
For the period from 10-4-99***
  through 6-30-00                        38.73%         47.19%

     *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase.
    **Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase. ***Commencement of operations.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On June 30, 2000, Waddell & Reed Advisors Small Cap Fund, Inc. had net assets totaling $343,131,863 invested in a diversified portfolio of:

   66.94% Common Stocks
   33.06% Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Small Cap Fund, Inc., for every $100 you had invested on June 30, 2000, your Fund owned:

 $33.06  Cash and Cash Equivalents
  28.34  Services Stocks
  21.84  Manufacturing Stocks
   9.76  Transportation, Communication, Electric
           and Sanitary Services Stocks
   5.20  Wholesale and Retail Trade Stocks
   1.80  Mining Stocks

THE INVESTMENTS OF
WADDELL & REED ADVISORS SMALL CAP FUND, INC.
JUNE 30, 2000

                                              Shares        Value
COMMON STOCKS
Automotive Dealers and Service Stations - 0.46%
 O'Reilly Automotive, Inc.*  .............   115,800  $ 1,595,869

Business Services - 24.72%
 Acxiom Corporation*  ....................   308,300    8,613,131
 Catalina Marketing Corporation*  ........     5,600      571,200
 Cerner Corporation*  ....................   332,500    9,050,234
 CheckFree Holdings Corporation*  ........   175,000    9,039,844
 Dendrite International, Inc.*  ..........   312,000   10,403,250
 Digital Insight Corporation*  ...........   106,400    3,674,125
 FactSet Research Systems, Inc.  .........   138,500    3,912,625
 Fiserv, Inc.*  ..........................    99,400    4,299,050
 Getty Images, Inc.*  ....................   233,600    8,665,100
 GO.com*  ................................   335,800    4,008,612
 MemberWorks Incorporated*  ..............   104,500    3,504,016
 NEON Systems, Inc.*  ....................    35,000      662,812
 OTG Software, Inc.*  ....................    17,300      495,753
 Primark Corporation*  ...................   213,800    7,964,050
 Sanchez Computer Associates, Inc.*  .....    90,000    2,109,375
 Transaction Systems Architects, Inc.,
   Class A* ..............................   419,100    7,163,991
 USINTERNETWORKING, Inc.*  ...............    33,525      684,120
   Total .................................             84,821,288

Chemicals and Allied Products - 2.39%
 Pharmacyclics, Inc.*  ...................   134,400    8,185,800

Communication - 8.48%
 Emmis Communications Corporation, Class A*  195,500    8,094,922
 Illuminet Holdings, Inc.*  ..............    68,200    3,444,100
 Intermedia Communications Inc.*  ........   202,000    5,996,875
 RCN Corporation*  .......................   123,700    3,135,022
 US Unwired Inc., Class A*  ..............    72,000      949,500
 Western Wireless Corporation,
   Class A* ..............................   137,200    7,473,112
   Total .................................             29,093,531

Eating and Drinking Places - 0.86%
 Papa John's International, Inc.*  .......   120,000    2,943,750

Educational Services - 1.07%
 ITT Educational Services, Inc.*  ........   209,000    3,670,563

Electronic and Other Electric Equipment - 10.03%
 Advanced Fibre Communications, Inc.*  ...   185,300    8,390,616
 Glenayre Technologies, Inc.*  ...........   504,800    5,316,175
 Rambus Inc.*  ...........................    66,400    6,839,200
 Sawtek Inc.*  ...........................    80,500    4,631,266
 Tekelec*  ...............................   191,700    9,243,534
   Total .................................             34,420,791

                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF
WADDELL & REED ADVISORS SMALL CAP FUND, INC.
JUNE 30, 2000

                                              Shares        Value
COMMON STOCKS (Continued)
Engineering and Management Services - 2.55%
 Gene Logic Inc.*  .......................   135,300 $  4,832,747
 MAXIMUS, Inc.*  .........................   177,300    3,922,762
   Total .................................              8,755,509

Food and Kindred Products - 1.70%
 American Italian Pasta Company, Class A*    282,100    5,835,944

Instruments and Related Products - 5.08%
 Cytyc Corporation*  .....................    65,300    3,483,347
 PINNACLE SYSTEMS, INC.*  ................   111,800    2,532,969
 VISX, Incorporated*  ....................   408,000   11,398,500
   Total .................................             17,414,816

Leather and Leather Products - 0.54%
 Kenneth Cole Productions, Inc.,
   Class A* ..............................    46,600    1,864,000

Oil and Gas Extraction - 1.80%
 Global Industries, Ltd.*  ...............   326,900    6,160,022

Stone, Clay and Glass Products - 0.21%
 Cabot Microelectronics Corporation*  ....    15,600      716,625

Transportation by Air - 1.28%
 Midwest Express Holdings, Inc.*  ........   204,400    4,394,600

Transportation Equipment - 1.89%
 Gentex Corporation*  ....................   258,500    6,478,656

Wholesale Trade -- Durable Goods - 2.31%
 MSC Industrial Direct Co., Inc., Class A*   379,100    7,937,406

Wholesale Trade -- Nondurable Goods - 1.57%
 Allscripts, Inc.*  ......................   235,000    5,397,656

TOTAL COMMON STOCKS - 66.94%                         $229,686,826
 (Cost: $208,103,634)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Auto Repair, Services and Parking - 2.91%
 PHH Corp.,
   6.75%, 7-17-00 ........................   $10,000    9,970,000

                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF
WADDELL & REED ADVISORS SMALL CAP FUND, INC.
JUNE 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Chemicals and Allied Products - 3.48%
 Pharmacia Corporation,
   6.56%, 7-25-00 ........................   $12,000 $ 11,947,520

Communication - 4.65%
 Dominion Resources Inc.,
   6.84%, 7-11-00 ........................    12,000   11,977,200
 U S WEST Communications Inc.,
   6.8%, 7-11-00 .........................     4,000    3,992,445
   Total .................................             15,969,645

Depository Institutions - 6.69%
 Banc One Financial Corp. (Bank One Corporation),
   6.58%, 7-7-00 .........................    11,000   10,987,937
 Wells Fargo & Company,
   6.52%, 7-12-00 ........................    12,000   11,976,093
   Total .................................             22,964,030

Electric, Gas and Sanitary Services - 5.52%
 Bay State Gas Co.,
   6.51%, 7-12-00 ........................     7,000    6,986,076
 Commonwealth Edison Co.,
   6.8%, 7-20-00 .........................    12,000   11,956,933
   Total .................................             18,943,009

Food and Kindred Products - 4.93%
 Conagra Inc.,
   6.7%, 7-13-00 .........................    13,000   12,970,967
 General Mills, Inc.,
   6.5288%, Master Note ..................     3,933    3,933,000
   Total .................................             16,903,967

Food Stores - 2.91%
 Albertson's Inc.,
   6.55%, 7-7-00 .........................    10,000    9,989,083

Nondepository Institutions - 0.62%
 Paccar Financial Corp.,
   6.57%, Master Note ....................     2,116    2,116,000

Security and Commodity Brokers - 0.99%
 Merrill Lynch & Co.,
   6.58%, 7-17-00 ........................     3,400    3,390,057

TOTAL SHORT-TERM SECURITIES - 32.70%                 $112,193,311
 (Cost: $112,193,311)

                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF
WADDELL & REED ADVISORS SMALL CAP FUND, INC.
JUNE 30, 2000

                                                            Value

TOTAL INVESTMENT SECURITIES - 99.64%                 $341,880,137
 (Cost: $320,296,945)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.36%       1,251,726

NET ASSETS - 100.00%                                 $343,131,863


Notes to Schedule of Investments

 *No dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

WADDELL & REED ADVISORS SMALL CAP FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000
(In Thousands)

Assets
 Investment securities -- at value (Notes 1 and 4)       $341,880
 Cash   ...........................................             1
 Receivables:
   Fund shares sold ...............................         2,288
   Dividends and interest .........................            14
 Prepaid registration fees  .......................            22
                                                         --------
    Total assets  .................................       344,205
                                                         --------
Liabilities
 Payable for investment securities purchased  .....           672
 Payable to Fund shareholders ............ ........           213
 Accrued transfer agency and dividend
   disbursing (Note 3) ............................            96
 Accrued service fee (Note 3)  ....................            47
 Accrued distribution fee (Note 3)  ...............            21
 Accrued management fee (Note 3)  .................             8
 Accrued accounting services fee (Note 3)  ........             4
 Accrued shareholder servicing - Class Y (Note 3)               2
 Other  ...........................................            10
                                                         --------
    Total liabilities  ............................         1,073
                                                         --------
      Total net assets ............................      $343,132
                                                         ========
Net Assets
 $0.001 par value capital stock
   Capital stock ..................................      $     23
   Additional paid-in capital .....................       299,335
 Accumulated undistributed income:
   Accumulated undistributed net investment income          1,307
   Accumulated undistributed net realized gain on
    investment transactions  ......................        20,884
   Net unrealized appreciation in value
    of investments  ...............................        21,583
                                                         --------
    Net assets applicable to outstanding
      units of capital ............................      $343,132
                                                         ========
Capital shares outstanding:
 Class A  .........................................        19,541
 Class B ..........................................         2,221
 Class C  .........................................           679
 Class Y  .........................................           955
Capital shares authorized .........................     1,000,000
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  .........................................        $14.68
 Class B ..........................................        $14.58
 Class C  .........................................        $14.60
 Class Y  .........................................        $14.71
                       See notes to financial statements.

WADDELL & REED ADVISORS SMALL CAP FUND, INC.
STATEMENT OF OPERATIONS
For the Period from OCTOBER 4, 1999* through JUNE 30, 2000
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization .......................       $3,645
   Dividends .......................................           32
                                                          -------
    Total income  ..................................        3,677
                                                          -------
 Expenses (Note 3):
   Investment management fee .......................        1,098
   Transfer agency and dividend disbursing:
    Class A  .......................................          375
    Class B  .......................................           75
    Class C  .......................................           17
   Service fees:
    Class A  .......................................          225
    Class B  .......................................           27
    Class C  .......................................            9
   Distribution fee:
    Class A  .......................................           50
    Class B  .......................................           81
    Class C  .......................................           26
   Registration fees ...............................          145
   Accounting services fee .........................           28
   Shareholder servicing - Class Y .................           10
   Other ...........................................           61
                                                          -------
    Total  .........................................        2,227
    Less expenses in excess of voluntary waiver of
      management fee (Note 3) ......................          (10)
                                                          -------
      Total expenses ...............................        2,217
                                                          -------
       Net investment income  ......................        1,460
                                                          -------
Realized and Unrealized Gain on
 Investments (Notes 1 and 4)
 Realized net gain on investments  .................       20,905
 Unrealized appreciation in value of investments
   during the period................................       21,583
                                                          -------
   Net gain on investments .........................       42,488
                                                          -------
    Net increase in net assets resulting from
      operations ...................................      $43,948
                                                          =======
*Commencement of operations
                       See notes to financial statements.

WADDELL & REED ADVISORS SMALL CAP FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Period from OCTOBER 4, 1999* through JUNE 30, 2000
(In Thousands)

Increase in Net Assets
 Operations:
   Net investment income ...............    $  1,460
   Realized net gain on investments ....      20,905
   Unrealized appreciation .............      21,583
                                            --------
    Net increase in net assets
      resulting from operations ........      43,948
                                            --------
 Distributions to shareholders from (Note 1E):**
   Net investment income:
    Class A  ...........................        (157)
    Class B  ...........................          (8)
    Class C  ...........................          (3)
    Class Y  ...........................         (14)
   Realized gains on securities transactions:
    Class A  ...........................         (18)
    Class B  ...........................          (1)
    Class C  ...........................          (1)
    Class Y  ...........................          (1)
                                            --------
                                                (203)
                                            --------
 Capital share transactions (Note 6)  ..     299,287
                                            --------
      Total increase....................     343,032
Net Assets
 Beginning of period  ..................         100
                                            --------
 End of period, including undistributed
   net investment income of $1,307 .....    $343,132
                                            ========
 *Commencement of operations.
**See "Financial Highlights" on pages 18 - 21.
                       See notes to financial statements.

WADDELL & REED ADVISORS SMALL CAP FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                    For the
                period from
                   10/4/99*
                    through
                    6/30/00
                   --------
Net asset value,
 beginning of
 period  ........... $10.00
                     ------
Income from investment
 operations:
 Net investment
   income ..........   0.09
 Net realized and
   unrealized gain
   on investments ..   4.62
                     ------
Total from investment
 operations   ......   4.71
                     ------
Less distributions:
 From net investment
   income ..........  (0.03)
 From capital gains   (0.00)**
                     ------
Total distributions   (0.03)
                     ------
Net asset value,
 end of period  .... $14.68
                     ======
Total return*** ....  47.19%
Net assets, end of
 period (in
 millions)  ........   $287
Ratio of expenses
 to average net
 assets  ...........   1.61%****
Ratio of net investment
 income to average
 net assets  .......   1.22%****
Portfolio turnover
 rate  .............  36.81%
   *Commencement of operations
  **A capital gain distribution of $0.0033 was paid to shareholders during this period.
 ***Total return calculated without taking into account the sales load deducted on an initial purchase.
****Annualized.
                       See notes to financial statements.

WADDELL & REED ADVISORS SMALL CAP FUND, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/4/99*
                            through
                            6/30/00
                            -------
Net asset value,
 beginning of period         $10.00
                             -----
Income from investment
 operations:
 Net investment income         0.02
 Net realized and
   unrealized gain
   on investments ..           4.58
                             -----
Total from investment
 operations  .......           4.60
                             -----
Less distributions:
 From net investment
   income ..........          (0.02)
 From capital gains           (0.00)**
                             -----
Total distributions           (0.02)
                             -----
Net asset value,
 end of period  ....         $14.58
                             =====
Total return .......          46.07%
Net assets, end of
 period (in
 millions)  ........            $32
Ratio of expenses to
 average net assets            2.72%***
Ratio of net investment
 income to average
 net assets  .......           0.08%***
Portfolio turnover
 rate  .............          36.81%

     *Commencement of operations.
    **A capital gain distribution of $0.0033 was paid to shareholders during this period.
   ***Annualized.

                       See notes to financial statements.

WADDELL & REED ADVISORS SMALL CAP FUND, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/4/99*
                            through
                            6/30/00
                            -------
Net asset value,
 beginning of period         $10.00
                             -----
Income from investment
 operations:
 Net investment income         0.03
 Net realized and
   unrealized gain
   on investments ..           4.59
                             -----
Total from investment
 operations  .......           4.62
                             -----
Less distributions:
 From net investment
   income ..........          (0.02)
 From capital gains           (0.00)**
                             -----
Total distributions           (0.02)
                             -----
Net asset value,
 end of period  ....         $14.60
                             =====
Total return .......          46.27%
Net assets, end of
 period (in
 millions)  ........            $10
Ratio of expenses to
 average net assets            2.51%***
Ratio of net investment
 income to average
 net assets  .......           0.29%***
Portfolio turnover
 rate  .............          36.81%

     *Commencement of operations.
    **A capital gain distribution of $0.0033 was paid to shareholders during this period.
   ***Annualized.

                       See notes to financial statements.

WADDELL & REED ADVISORS SMALL CAP FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                            For the
                             period
                               from
                           10/4/99*
                            through
                            6/30/00
                            -------
Net asset value,
 beginning of period         $10.00
                             -----
Income from investment
 operations:
 Net investment income         0.14
 Net realized and
   unrealized gain
   on investments ..           4.62
                             -----
Total from investment
 operations  .......           4.76
                             -----
Less distributions:
 From net investment
   income ..........          (0.05)
 From capital gains           (0.00)**
                             -----
Total distributions           (0.05)
                             -----
Net asset value,
 end of period  ....         $14.71
                             =====
Total return .......          47.75%
Net assets, end of
 period (in
 millions)  ........            $14
Ratio of expenses to
 average net assets            1.15%***
Ratio of net investment
 income to average
 net assets  .......           1.68%***
Portfolio turnover
 rate  .............          36.81%

     *Commencement of operations.
    **A capital gain distribution of $0.0033 was paid to shareholders during this period.
   ***Annualized.

                       See notes to financial statements.

WADDELL & REED ADVISORS SMALL CAP FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Small Cap Fund, Inc. (the "Fund"), formerly United Small Cap Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 - Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2000, $29,443 was reclassified between additional paid-in capital and accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on June 3, 1999, and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until October 4, 1999 (the date of the initial public offering).

     On September 6, 1999, Waddell & Reed, Inc. ("W&R") purchased for investment 10,000 Class A shares of the Fund at their net asset value of $10.00 per share.

     Prepaid registration expenses in the amount of $51,035 were paid by the Fund and are being amortized over the twelve months following the initial public offering.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee to Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager and a wholly owned subsidiary of W&R, for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. However, WRIMCO has agreed to waive its management fee on any day that the Fund's net assets are less than $25 million, subject to its right to change or modify this waiver. The Fund accrues and pays this fee daily.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,704,977. During the period ended June 30, 2000, W&R received $8,538 and $4,007 in deferred sales charges for Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $3,149,191 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

     The Fund paid no Directors' fees during the period ended June 30, 2000.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $226,764,000 while proceeds from maturities and sales aggregated $39,566,134. Purchases of short-term securities aggregated $2,520,791,527 while proceeds from maturities and sales aggregated $2,411,487,625.

     For Federal income tax purposes, cost of investments owned at June 30, 2000 was $320,296,945, resulting in net unrealized appreciation of $21,583,192, of which $36,946,428 related to appreciated securities and $15,363,236 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters
     For Federal income tax purposes, the Fund realized capital gain net income of $20,905,773 during its fiscal year ended June 30, 2000, of which a portion was paid to shareholders during the period ended June 30, 2000. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 6 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.

                            For the
                        period from
                    October 4, 1999
                            through
                           June 30,
                               2000
                       ------------
Shares issued from sale
 of shares:
 Class A  ............       20,753
 Class B .............        2,289
 Class C .............          730
 Class Y  ............        1,209
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............           15
 Class B .............            1
 Class C .............          ---*
 Class Y  ............            1
Shares redeemed:
 Class A  ............       (1,237)
 Class B .............          (69)
 Class C .............          (51)
 Class Y  ............         (255)
                             ------
Increase in
 outstanding capital
 shares                      23,386
                             ======

Value issued from sale
 of shares:
 Class A  ............     $267,576
 Class B .............       29,971
 Class C .............        9,558
 Class Y  ............       14,603
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............          174
 Class B .............            9
 Class C .............            4
 Class Y  ............           15
Value redeemed:
 Class A  ............      (17,533)
 Class B .............         (926)
 Class C .............         (701)
 Class Y  ............       (3,463)
                           --------
Increase in
 outstanding capital       $299,287
                           ========

       *Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Small Cap Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Small Cap Fund, Inc. (formerly United Small Cap Fund, Inc.) (the "Fund"), as of June 30, 2000, and the related statements of operations and changes in net assets for the period October 4, 1999 (inception) through June 30, 2000, and the financial highlights for the period October 4, 1999 through June 30, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Waddell & Reed Advisors Small Cap Fund, Inc. as of June 30, 2000, the results of its operations and the changes in its net assets for the period then ended, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 4, 2000

INCOME TAX INFORMATION


The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
             --------------------------------------------------------
                      For Individuals       For Corporations
                   -------------------------------------------------------
  Record             Ordinary Long-Term                Non- Long-Term
    Date    Total      IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -----    ------------------------------------------------
                                    Class A
12-15-99  $0.0313     $0.0313   $0.0000  $0.0009    $0.0304   $0.0000
          =======     =======   =======  =======    =======   =======

                              Class B and Class C
12-15-99  $0.0213     $0.0213   $0.0000  $0.0006    $0.0207   $0.0000
          =======     =======   =======  =======    =======   =======

                                    Class Y
12-15-99  $0.0513     $0.0513   $0.0000  $0.0016    $0.0497   $0.0000
          =======     =======   =======  =======    =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Grant P. Sarris, Vice President
Daniel C. Schulte, Vice President
Mark G. Seferovich, Vice President



To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

THE WADDELL & REED ADVISORS GROUP OF MUTUAL FUNDS


Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors High Income Fund II, Inc.
Waddell & Reed Advisors Income Fund
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.














------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1018A(6-00)